Vanguard® Global ESG Select Stock Fund
Schedule of Investments (unaudited)
As of April 30, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Shares	Market Value ($000)
Common Stocks (97.3%)
Brazil (1.2%)
B3 SA - Brasil Bolsa Balcao	626,700	5,942
Canada (5.6%)
BCE Inc.	300,972	14,227
Bank of Nova Scotia	220,788	14,059
		28,286
Denmark (1.1%)
Vestas Wind Systems A/S	139,075	5,736
France (5.4%)
Cie Generale des Etablissements Michelin SCA	108,455	15,693
Schneider Electric SE	70,802	11,297
		26,990
Hong Kong (2.8%)
AIA Group Ltd.	1,125,800	14,289
Ireland (3.6%)
Accenture plc Class A	37,277	10,809
Trane Technologies plc	41,030	7,132
		17,941
Japan (4.5%)
Mitsubishi UFJ Financial Group Inc.	2,245,400	11,945
Recruit Holdings Co. Ltd.	243,100	10,961
		22,906
Netherlands (7.4%)
ING Groep NV	1,191,504	15,222
Wolters Kluwer NV	130,471	11,801
Koninklijke DSM NV	57,793	10,362
		37,385
Singapore (3.4%)
DBS Group Holdings Ltd.	770,061	17,258
Spain (5.6%)
Industria de Diseno Textil SA	426,439	15,173
Iberdrola SA	974,594	13,171
		28,344
Sweden (1.8%)
Atlas Copco AB Class A	145,232	8,807
Switzerland (2.4%)
Novartis AG (Registered)	142,355	12,148

			Shares	Market Value ($000)
Taiwan (2.6%)
	Taiwan Semiconductor Manufacturing Co. Ltd.		613,000	12,910
United Kingdom (11.5%)
*	Compass Group plc		696,889	15,160
	Colgate-Palmolive Co.		182,009	14,688
	Diageo plc		318,110	14,280
	National Grid plc		1,084,174	13,667
				57,795
United States (38.4%)
	Microsoft Corp.		100,199	25,268
	Visa Inc. Class A		78,433	18,319
	Merck & Co. Inc.		229,794	17,120
	Starbucks Corp.		144,857	16,585
	Northern Trust Corp.		134,474	15,303
	Home Depot Inc.		46,659	15,102
	Automatic Data Processing Inc.		79,684	14,900
	Progressive Corp.		131,472	13,244
	Texas Instruments Inc.		71,678	12,939
	Deere & Co.		27,145	10,067
	Danaher Corp.		38,403	9,752
	Prologis Inc.		82,561	9,621
	Ecolab Inc.		35,901	8,046
	Baxter International Inc.		84,356	7,228
				193,494
Total Common Stocks (Cost $413,031)				490,231
		Coupon
Temporary Cash Investments (3.4%)
Money Market Fund (3.4%)
[1]	Vanguard Market Liquidity Fund (Cost $17,243)	0.068%	172,447	17,245
Total Investments (100.7%) (Cost $430,274)				507,476
Other Assets and Liabilities—Net (-0.7%)				(3,349)
Net Assets (100%)				504,127
Cost is in $000.
*	Non-income-producing security.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

A. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
B. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
C.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund's investments as of April 30, 2021, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	227,722	—	—	227,722
Common Stocks—Other	32,629	229,880	—	262,509
Temporary Cash Investments	17,245	—	—	17,245
Total	277,596	229,880	—	507,476